Cost Method Investment	12 Months Ended
Dec. 31, 2018
Cost Method Investment/ Loans from a Related Party, a Cost Method Investee [Abstract]
COST METHOD INVESTMENT

14. COST METHOD INVESTMENT

	December 31,	December 31,
	2018	2017

Cost method investment	-	-

In January 2015, the Company made a commitment to invest 5% of the paid-in capital in Xinjiang Microcredit Refinancing Co., Ltd. (“Microcredit Refinancing”). Microcredit Refinancing was a newly formed micro refinancing company in the PRC with total registered capital of RMB 1,000,000,000 (approximately $153,671,465). Such investment was accounted for under the cost method as the Company did not have significant influence over Microcredit Refinancing. On November 2017, the Company restructured its debts due to Microcredit Refinancing by offsetting its investment in Microcredit Refinancing and partial loans payable. As of the filing date, Microcredit Refinancing is not able to transfer the 5% of equity investment in Microcredit Refinancing owned by the Company to Xinjiang Kai Di Investment Co in accordance with the offset agreement due to the Company’s investment in Microcredit Refinance was pledged to a third party who has filed petition to freeze the Company’s investment in Microcredit Refinancing (see Note 16) as a guarantee for the debt owed by Ms. Qi Wen (see Note 25). As a result, the Company has determined to fully impair the cost investment at Microcredit Refinancing as of December 31, 2017 because of the uncertainty associated with the investment in Microcredit Refinancing.